General	6 Months Ended
Jun. 30, 2014
General [Abstract]
General
Note 1 - General

RiT Technologies Ltd., an Israeli company, which was incorporated and commenced operations in 1989, pioneered the development of intelligent physical layer solutions, designed to provide superior control, utilization and maintenance of networks.

RiT Technologies Ltd. has a wholly-owned subsidiary in the United States, RiT Technologies Inc. (the "US subsidiary"), which was incorporated in 1993 under the laws of the State of New Jersey.  The US subsidiary is primarily engaged in the selling and marketing in the United States of RiT Technologies Ltd's products.

In this document the terms the "Company" or "RiT" refer to RiT Technologies Ltd. together with its US subsidiary.

The Company is a leading provider of intelligent infrastructure management (IIM) solutions and a developer of an innovative indoor optical wireless technology solution.

The Company's IIM products provide and enhance security and network utilization for data centers, communication rooms and work space environments. The products help companies plan provision, monitor and troubleshoot their communications networks, maximizing utilization, reliability and physical security of the network while minimizing unplanned downtime. The IIM solutions are deployed around the world, in a broad range of organizations, including data centers in the private sector and by government agencies, financial institutions, airport authorities, healthcare and educational institutions.

The Company's Beamcaster™ product is the first of the Company's indoor optical wireless technology solutions. It is designed to help customers streamline deployment, reduce infrastructure design, installation and maintenance complexity and enhance security in a cost effective way. During the third quarter of 2013, the Company commenced selling initial pilot installations of Beamcaster™.

The Company has significant losses attributable to its operations. To date, the Company has managed its liquidity through a series of cost-reduction initiatives, expansion of its sales into new markets, private placement transactions and raising capital through sales and issuance of its stock to the public. During 2012 and through November 2013 the Company was supported through a line of credit from its majority shareholder. In November 2013 the Company raised approximately $6.0 million (excluding expenses) through the issuance of ordinary shares and warrants via a registered public offering. The net amount received by the Company from the offering after deducting all offering expenses, was approximately $4.95 million.

Based on the most current sales and spending projections, the Company anticipates that its existing capital resources (including, as necessary, the line of credit available under the Convertible Loan Agreement with its majority shareholder (as described in Note 3)) will be adequate to satisfy its working capital and capital expenditure requirements for at least the next twelve months. The Company may need to raise additional funds to support the execution of its long-term  growth strategy through drawing down amounts available under the Convertible Loan Agreement or additional capital raises. There is no assurance that the Company will be able to raise additional capital.